UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report             January 11, 2006

                            Denim Apparel Group Inc.
            --------------------------------------------------------
            (Exact name of registration as specified in its charter)


            Nevada                     0-09322                   88-0419183
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(State or other jurisdiction       (Commission                 (IRS Employer
         of incorporation)          File Number)            Identification No.)

           820 North Orleans Street Ste. 208 Chicago, IL    60610
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code: 312 787 3366


                              Kingdom Ventures Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]      Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
------------------------

Item 8.01   Other Events

         The Company's address is 820 North Orleans Street Ste. 208 Chicago, IL 60610. The Company's phone number to 312-787-3366


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    January 12, 2006                           s/s Eric Joffe
                                                     ---------------------------
                                                     Eric Joffe, CEO